                              ONE VALLEY BANK, N.A.

                                 CODE OF ETHICS



         While affirming its confidence in the integrity and good faith of all of its employees, officers and directors, One Valley Bank, N.A. (the "Adviser"), recognizes that the knowledge of present or future portfolio transactions and, in certain instances, the power to influence portfolio transactions made by or for The Arbor Fund (the "Fund") which may be possessed by certain of its personnel could place such individuals, if they engage in personal transactions in securities which are eligible for investment by the Fund, in a position where their personal interest may conflict with that of the Fund.

         In view of the foregoing and of the provisions of Rule 17j-1(b)(1) under the Investment Company Act of 1940 (the "1940 Act"), the Adviser has determined to adopt this Code of Ethics to specify and prohibit certain types of transactions deemed to create conflicts of interest (or at least the potential for or the appearance of such a conflict), and to establish reporting requirements and enforcement procedures.

I.       STATEMENT OF GENERAL PRINCIPLES

         In recognition of the trust and confidence placed in the Adviser by the Fund and its shareholders, and to give effect to the Adviser's belief that its operations should be directed to the benefit of the Fund's shareholders, the Adviser hereby adopts the following general principles to guide the actions of its employees, officers and directors:

         The interests of the Fund's shareholders are paramount, and all of the Adviser's personnel must conduct themselves and their operations to give maximum effect to this tenet by assiduously placing the interests of the shareholders above their own.

         All personal transactions in securities by the Adviser's personnel must be accomplished so as to avoid even the appearance of a conflict of interest on the part of such personnel with the interests of the Fund and its shareholders.

         All of the Adviser's personnel must avoid actions or activities that allow (or appear to allow) a person to profit or benefit from his or her position with respect to the Fund, or that otherwise bring into question the person's independence or judgment.

II.      DEFINITIONS

         1. "Access Person" shall mean each director, officer or employee of the Adviser (or of any company in a control relationship to the Adviser) who, (a) with respect to the Fund, makes any recommendation, participates in the determination of which recommendation shall be made or whose principal function or duties relate to the determination of which recommendation shall be made to the Fund or (b) in connection with his or her regular functions or duties, makes, participates in, or obtains information regarding the purchase or sale of a security by the Fund, or whose functions relate to the making of any recommendations with respect to such purchases or sales.

         2. "Beneficial ownership" of a security is to be determined in the same manner as it is for purposes of Section 16 of the Securities Exchange Act of 1934 and Rule 16a-1(a)(2) thereunder. This means that a person should generally consider himself the beneficial owner of any securities in which he has a direct or indirect pecuniary interest. In addition, a person should consider himself the beneficial owner of securities held by his spouse, his minor children, a relative who shares his home, or other persons by reason of any contract, arrangement, understanding or relationship that provides him with sole or shared voting or investment power.

         3. "Control" shall have the same meaning as that set forth in Section 2(a)(9) of the 1940 Act. Section 2(a)(9) provides that "control" means the power to exercise a controlling influence over the management or policies of a company, unless such power is solely the result of an official position with such company. Ownership of 25% or more of a company's outstanding voting security is presumed to give the holder thereof control over the company. Such presumption may be countered by the facts and circumstances of a given situation.

         4. "Investment personnel" means all Access Persons who occupy the position of portfolio manager (or who serve on an investment committee that carries out the portfolio management function) with respect to the Fund or any separately-managed series thereof (a "Fund"), and all Access Persons who provide or supply information and/or advice to any portfolio manager (or committee), or who execute or help execute any portfolio manager's (or committee's) decisions.

         5. "IPO" (I.E., initial public offering) means an offering of securities registered under the Securities Act of 1933, the issuer of which, immediately before registration, was not subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934.

         6. "Limited offering" means an offering that is exempt from registration under the Securities Act of 1933 pursuant to Section 4(2), Section 4(6), Rule 504, Rule 505 or Rule 506 (E.G., private placements).

         7. "Purchase or sale of a security" includes, among other things, the writing of an option to purchase or sell a security.

         8. "Security" shall have the same meaning as that set forth in Section 2(a)(36) of the 1940 Act, except that it shall not include securities issued by the Government of the United States or an agency thereof; bankers' acceptances, bank certificates of deposit, commercial paper and high quality short-term debt instruments, including repurchase agreements; and shares issued by registered, open-end mutual funds.

         9. A "Security held or to be acquired" by the Fund (or any Fund) means any Security which, within the most recent fifteen days, (i) is or has been held by the Fund (or any Fund), or (ii) is being or has been considered by the Adviser for purchase by the Fund (or any Fund); and (iii) any option to purchase or sell, and any security convertible into or exchangeable for a security defined in Paragraph 8, above.

         10. A Security is "being purchased or sold" by the Fund from the time when a purchase or sale program has been communicated to the person who places the buy and sell orders for the Fund until the time when such program has been fully completed or terminated.

III.     GENERAL PROHIBITION AGAINST FRAUD, DECEIT AND MANIPULATION

         No Access Person shall, in connection with the purchase or sale, directly or indirectly, by such person of a Security held or to be acquired by any Fund:

         -  employ any device, scheme or artifice to defraud such Fund;

         - make to such Fund any untrue statement of a material fact or omit to state to such Fund a material fact necessary in order to make the statements made, in light of the circumstances under which they are made, not misleading;

         - engage in any act, practice or course of business which would operate as a fraud or deceit upon such Fund; or

         -  engage in any manipulative practice with respect to Fund.

IV.      PROHIBITED PURCHASES AND SALES OF SECURITIES

         1. Subject to Sections V(2) and V(3) of this Code, no Access Person shall purchase or sell, directly or indirectly, any Security in which he had or by reason of such transaction acquires any Beneficial Ownership, within 24 hours (7 days, in the case of Investment Personnel) before or after the time that the same (or a related) Security is being purchased or sold by any Fund.

         2. No Investment Personnel may acquire Securities as part of an initial public offering, or in a private placement offering, by the issuer.

         3. Subject to Sections V(2) and V(3) of this Code, no Access Person shall sell a Security within 60 days of acquiring beneficial ownership of that Security or purchase of Security within 60 days of selling such security.

V.       PRE-CLEARANCE OF TRANSACTIONS

         1. Except as provided in Section V(2), each Investment Personnel must pre-clear each proposed transaction in Securities with the Adviser's designated Review Officer prior to proceeding with the transaction. No transaction in Securities may be effected without the prior written approval of the Review Officer. In determining whether to grant such clearance, the Review Officer shall refer to Section V(3), below.

         2. The requirements of Section V(1) shall not apply to the following transactions:

             - Purchases or sales over which the Access Person has no direct or indirect influence or control.

             - Purchases or sales which are non-volitional on the part of either the Access Person or any Fund, including purchases or sales upon exercise of puts or calls written by the Access Person and sales from a margin account pursuant to a BONA FIDE margin call.

             - Purchases which are part of an automatic dividend reinvestment plan.

             - Purchases effected upon the exercise of rights issued by an issuer RATA to all holders of a class of its Securities, to the extent such rights were acquired from such issuer.

         3. The following transactions shall be entitled to clearance from the Review Officer:

             - Transactions which appear upon reasonable inquiry and investigation to present no reasonable likelihood of harm to the Fund and which are otherwise in accordance with Rule 17j-1. Such transactions would normally include purchases or sales of up to 1,000 shares of a Security which is being considered for purchase or sale by a Fund (but not then being purchased or sold) if the issuer has a market capitalization of over $1 billion.

             - Purchases or sales of securities which are not eligible for purchase or sale by any Fund of the Fund, as determined by reference to the Act and blue sky laws and regulations thereunder, the investment objectives and policies and investment restrictions of the Fund and its series, undertakings made to regulatory authorities.

             - Transactions which the officers of the Adviser, as a group and after consideration of all the facts and circumstances, determine to be in accordance with Section III and to present no reasonable likelihood of harm to the Fund.

VI.      ADDITIONAL RESTRICTIONS AND REQUIREMENTS

         1. No Access Person shall accept or receive any gift or other thing of more than DE MINIMIS value from any person or entity that does business with or on behalf of the Adviser or the Fund.

         2. No Investment Personnel may accept a position as a director, trustee or general partner of a publicly-traded company unless such position has been presented to and approved by the Adviser and by Fund's Board of Trustees as consistent with the interests of the Fund and its shareholders.

         3. Each Access Person must direct each brokerage firm or bank at which such person maintains a securities account to promptly send duplicate copies of such person's statement to the Review Officer. Compliance with this provision can be effected by the Access Person providing duplicate copies of all such statements directly to the Review Officer within two business days of receipt by the Access Person.

         4. Each Access Person must provide to the Review Officer a complete listing of all securities owned by such person as of January 1, 1995, and thereafter must submit a revised list of such holdings to the Review Officer as of January 1 of each subsequent year. The initial listing must be submitted no later than January 1, 1995 (or within 10 days of the date upon which such person first became an Access Person of the Fund), and each update thereafter must be provided no later than 10 days after the start of the subsequent year.

VII.     REPORTS

         1. INITIAL HOLDINGS REPORT: Every newly hired Access Person must provide to the Compliance Officer a complete listing of all Securities owned by such person within ten (10) days of beginning their employment. An Initial Holdings Report From is attached as Appendix I.

         2. ANNUAL HOLDINGS REPORT: Each Access Person must submit to the Compliance Officer a listing of all Securities beneficially owned by such person, as well as all Securities accounts maintained by that person. Your list must be current as of a date no more than thirty (30) days before you submit the report and must be received within thirty (30) days of the end of the calendar year. An Annual Holdings Report is attached at Appendix II.

         3.  QUARTERLY TRANSACTION REPORT:

             a. Each Access Person shall report all transactions in Securities in which the person has, or by reason of such transaction acquires, any direct or indirect beneficial ownership. Reports shall be filed with the Compliance Officer quarterly. Each Access Person must also report any securities accounts established during the quarter. If the Compliance Officer is not otherwise required to provide such information under the terms of the code of ethics described in Section IX hereof, the Compliance Officer shall submit confidential quarterly reports with respect to his or her own person Securities transactions and accounts established to an officer designated by the President of the Fund to receive his or her reports, who shall act in all respects in the manner prescribed herein for the Compliance Officer. Such reports need not shown transactions over which the Access Person has no direct or indirect influence or control.

             b. Every report shall be made NO LATER THAN ten days after the end of the calendar quarter in which the transaction to which the report relates was effected, and shall contain the following information (a Quarterly Personal Transactions Report Form is included as Appendix III):

                 (i) The date of the transaction, the title, the interest rate and maturity (if applicable), the number of shares and principal amount of each Security involved;

                 (ii) The nature of the transaction (I.E., purchase, sale or any other type of acquisition or disposition);

                 (iii) The price of the Security at which the transaction was effected;

                 (iv) The name of the broker, dealer or bank with or through which the transaction was effected; and

                 (v)   The date the report is submitted by the Access Person.

             c. In the event no reportable transactions occurred during the quarter, the report should be so noted and returned signed and dated.

             d. An Access Person who would otherwise be required to report his or her transactions under this Code shall not be required to file reports pursuant to this Section VII where such person is required to file reports pursuant to a code of ethics described in Section IX, hereof, or where such report would duplicate information recorded by the Fund's investment adviser, principal underwriter, or administrator pursuant to a code of ethics described in Section IX, hereof.

             e. An Access Person need not submit a quarterly report if the report would duplicate information in broker trade confirmations or account statements received by the Fund, provided that all required information is contained in the broker trade confirmations or account statements and is received by the Compliance Officer NO LATER THAN 10 days after the end of the calendar quarter. Please see the Compliance Officer for more information about this reporting mechanism.

             f. Any such report may contain a statement that the report shall not be construed as an admission by the person making such report that he has any direct or indirect beneficial ownership in the security to which the report relates.

VIII.    REVIEW AND ENFORCEMENT

         1. APPOINTMENT OF A COMPLIANCE OFFICER. A compliance officer ("Compliance Officer") will be appointed by the Fund's President to perform the duties described herein.

         2. THE COMPLIANCE OFFICER'S DUTIES AND RESPONSIBILITIES. The Compliance Officer shall notify each person who becomes an Access Person of the Fund and who is required under this Code of Ethics of their reporting requirements no later than 10 days before the first quarter in which such person is required to begin reporting.

         3. The Compliance Officer shall create and thereafter maintain a list of all Access Persons.

         4. The Review Officer will, on a quarterly basis, compare all reported personal securities transactions with completed portfolio transactions of the Fund and a list of securities being considered for purchase or sale by the Adviser to determine whether a violation of this Code may have occurred. Before determining that a person has violated the Code, the Review Officer shall give such person an opportunity to supply additional explanatory material.

         5. If the Review Officer determines that a violation of this Code may have occurred, he shall submit his written determination, together with the confidential monthly report and any additional explanatory material provided by the individual, to the President of the Adviser, who shall make an independent determination as to whether a violation has occurred.

         6. If the President finds that a violation has occurred, the President shall impose upon the individual such sanctions as he or she deems appropriate and shall report the violation and the sanction imposed to the Board of Trustees of the Fund.

         7. No person shall participate in a determination of whether he has committed a violation of the Code or of the imposition of any sanction against himself. If a securities transaction of the President is under consideration, any Vice President shall act in all respects in the manner prescribed herein for the President.

         8. Any violation of Section IV(2) or IV(4) hereof shall be remedied by the disgorgement on any profits realized.

         9. All Access Persons shall be required to certify annually they have read and understand the code of ethics and recognize that they are subject thereto. Access Persons shall be required to certify annually that they have complied with the requirements of the code of ethics and that they have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the code.


IX.      INVESTMENT ADVISER'S, PRINCIPAL UNDERWRITER'S, OR
         ADMINISTRATOR'S CODE OF ETHICS

         The investment adviser, principal underwriter, or administrator of a Fund shall each:

         1. Submit to the Board of Directors of the Fund a copy of its Code of Ethics adopted pursuant to amended Rule 17j-1, which Code shall comply with the recommendations of the Investment Company Institute's Advisory Group on Personal Investing or be accompanied by a written statement explaining any differences and supplying the rationale therefor;

         2. Promptly report to the Fund in writing any material amendments to such Code;

         3. Promptly furnish to the Fund upon request copies of any reports made pursuant to such Code by any person who is an Access Person as to the Fund; and

         4. Immediately furnish to the Fund, without request, all material information regarding any violation of such Code by an person who is an Access Person as to the Fund.

X.       ANNUAL WRITTEN REPORTS TO THE BOARD

         At least annually, the Compliance Officer, investment adviser, principal underwriter (if required), or the administrator will provide written reports to the Funds' Board of Directors as follows:

         1. ISSUES ARISING UNDER THE CODE. The reports must describe any issue(s) that arose during the previous year under the codes or procedures thereto, including any material code or procedural violations, and any resulting sanction(s). The Compliance Officer, President, investment adviser, principal underwriter, or the administrator may report to the Board more frequently as they deem necessary or appropriate and shall do so as requested by the Board.

         2. CERTIFICATION. Each report must be accompanied by a certification to the Board that the Fund, investment adviser, principal underwriter, or the administrator have adopted procedures reasonably necessary to prevent [that] Access persons from violating their code of ethics.

XI.      RECORDKEEPING

         The Adviser will maintain the records set forth below. These records will be maintained in accordance with Rule 31a-2 under the 1940 Act and the following requirements. They will be available for examination by representatives of the Securities and Exchange Commission and other regulatory agencies.

         1. A copy of this Code and any other code adopted by the Fund, which is, or at any time within the past five years has been, in effect will be preserved in an easily accessible place.

         2. A record of any Code violation and of any sanctions taken will be preserved in an easily accessible place for a period of at least five years following the end of the fiscal year in which the violation occurred.

         3. A copy of each Quarterly Transaction Report, Initial Holdings Report, and Annual Holdings Report submitted under this Code, including any information provided in lieu of any such reports made under the Code, will be preserved for a period of at least five years from the end of the fiscal year on which it is made, for the first two years in an easily accessible place.

         4. A record of all persons, currently or within the past five years, who are or were required to submit reports under this Code, or who are or were responsible for reviewing these reports, will be maintained in an easily accessible place.

         5. A copy of each annual report required by Section X of this Code must be maintained for at least five years from the end of the fiscal year in which it is made, for the first two years in any easily accessible place.

         6. A record of any decision, and the reasons supporting the decision, to approve the acquisition of securities acquired in an IPO or limited offering, for at least five years after the end of the fiscal year in which the approval is granted.

XII.     MISCELLANEOUS

         1. CONFIDENTIALITY. All reports and other confirmations and reports of Securities transactions, and any other information filed with RFI pursuant to this Code, shall be treated as confidential, provided such reports and information may be produced to the Securities and Exchange Commission and other regulatory agencies.

         2. INTERPRETATION OF PROVISIONS. RFI may from time to time adopt such interpretations of this Code as it deems appropriate.

         3. COMPLIANCE CERTIFICATION. Within 10 days of becoming an Access Person of the Fund, and each year thereafter, each such person must complete the Compliance Certification, attached as Appendix IV.




Adopted this ________ day
of ______________, 2000.

                              ONE VALLEY BANK, N.A.

                                 CODE OF ETHICS

                  LISTING OF ACCESS PERSONS AND REVIEW OFFICERS



ACCESS PERSONS                               SIGNATURE         DATE
--------------                               ---------         ----
Randy Valentine
Ed Neely
Cheryl Beirne
Ian Flores
David Nolan
Jay Thomas
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom (added 8/98)
Jay McClung (added 1/99)
Scott Lane (added 4/99)

REVIEW OFFICER
Randy Valentine


ALTERNATE REVIEW OFFICER
John Jividen

                              ONE VALLEY BANK, N.A.

                                 CODE OF ETHICS

           1999 QUARTERLY REPORTS ON PERSONAL SECURITIES TRANSACTIONS


Each Access Person must report the name of any publicly-owned company (or any company anticipating a public offering of its equity securities) and the total number of its shares beneficially owned by him if such total ownership is more than 1/2 of 1% of the company's outstanding shares;

FIRST QUARTER 1999                           SIGNATURE         DATE
------------------                           ---------         ----
Randy Valentine
Ed Neely
David Nolan
Jay Thomas
Ian Flores
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane (added 4/99)

SECOND QUARTER 1999                          SIGNATURE         DATE
-------------------                          ---------         ----
Randy Valentine
Ed Neely
David Nolan
Jay Thomas
Ian Flores
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane (added 4/99)

THIRD QUARTER 1999                           SIGNATURE         DATE
------------------                           ---------         ----
Randy Valentine
Ed Neely
David Nolan
Jay Thomas
Ian Flores
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane (added 4/99)

                              ONE VALLEY BANK, N.A.

                                 CODE OF ETHICS

           1999 QUARTERLY REPORTS ON PERSONAL SECURITIES TRANSACTIONS


Each Access Person must report the name of any publicly-owned company (or any company anticipating a public offering of its equity securities) and the total number of its shares beneficially owned by him if such total ownership is more than 1/2 of 1% of the company's outstanding shares;


FOURTH QUARTER 1999                          SIGNATURE         DATE
-------------------                          ---------         ----
Randy Valentine
Ed Neely
David Nolan
Jay Thomas
Ian Flores
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane (added 4/99)

                              ONE VALLEY BANK, N.A.

                                 CODE OF ETHICS

                   ANNUAL CERTIFICATION BY ALL ACCESS PERSONS



1999 STATEMENT OF CERTIFICATION
This certifies that I have read and understand the code of ethics and recognize that I am subject thereto. I have complied with the requirements of the code of ethics and have disclosed or reported all personal securities transactions required to be disclosed or reported pursuant to the requirements of the code;


ACCESS PERSON(S)                    DATE                  SIGNATURE
----------------                  --------              -------------

Randy Valentine
Ed Neely
Cheryl Beirne
David Nolan
Jay Thomas
Ian Flores
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane

                                   MEMORANDUM



TO:      ONE VALLEY BANK, N.A. INVESTMENT COMMITTEE "ACCESS MEMBERS"

FROM:    JOHN JIVIDEN

RE:      CODE OF ETHICS FOR INVESTMENT COMMITTEE MEMBERS

DATE:    APRIL 9, 1999


CAREFULLY REVIEW THE ATTACHED CODE OF ETHICS. REGULAR MONTHLY (OR QUARTERLY) STATEMENTS SHOULD BE SENT TO RANDY VALENTINE'S ATTENTION. MR. VALENTINE WILL MAINTAIN FILES FOR EACH OF YOU REGARDING PERSONAL SECURITIES TRANSACTIONS FOR 1999 AND OWNERSHIP IN PUBLIC COMPANIES IF APPLICABLE.

PLEASE COMPLETE FOR THE FIRST QUARTER OF 1999 BY 1.) INITIALING THIS DOCUMENT NEXT TO YOUR NAME. 2.) SIGNING AND DATING NEXT TO YOUR NAME ON THE PAGE AFTER THIS MEMORANDUM (PAGE 10) 3.) SIGNING AND DATING THE 1999 STATEMENT OF CERTIFICATION (PAGE 11) AND 4.) PASSING THE PACKET ON TO THE NEXT PERSON. THE LAST PERSON SHOULD RETURN TO MY ATTENTION FOR REVIEW AND FILING. PLEASE CALL ME AT 7313 IF QUESTIONS.

ACCESS PERSONS
----------------
Randy Valentine
Ed Neely
Cheryl Beirne
Ian Flores
David Nolan
Jay Thomas
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung

                                   MEMORANDUM



TO:      ONE VALLEY BANK, N.A. INVESTMENT COMMITTEE "ACCESS MEMBERS"

FROM:    JOHN JIVIDEN

RE:      CODE OF ETHICS FOR INVESTMENT COMMITTEE MEMBERS

DATE:    JULY 6, 1999


CAREFULLY REVIEW THE ATTACHED CODE OF ETHICS. REGULAR MONTHLY (OR QUARTERLY) STATEMENTS SHOULD BE SENT TO RANDY VALENTINE'S ATTENTION. MR. VALENTINE WILL MAINTAIN FILES FOR EACH OF YOU REGARDING PERSONAL SECURITIES TRANSACTIONS FOR 1999 AND OWNERSHIP IN PUBLIC COMPANIES IF APPLICABLE.

PLEASE COMPLETE FOR THE SECOND QUARTER OF 1999 BY 1.) INITIALING THIS DOCUMENT NEXT TO YOUR NAME. 2.) SIGNING AND DATING NEXT TO YOUR NAME ON THE PAGE AFTER THIS MEMORANDUM (PAGE 10) 3.) SIGNING AND DATING THE 1999 STATEMENT OF CERTIFICATION (PAGE 11) AND 4.) PASSING THE PACKET ON TO THE NEXT PERSON. THE LAST PERSON SHOULD RETURN TO MY ATTENTION FOR REVIEW AND FILING. PLEASE CALL ME AT 7313 IF QUESTIONS.

ACCESS PERSONS
----------------
Randy Valentine
Ed Neely
Cheryl Beirne
Ian Flores
David Nolan
Jay Thomas
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane

                                   MEMORANDUM



TO:      ONE VALLEY BANK, N.A. INVESTMENT COMMITTEE "ACCESS MEMBERS"

FROM:    JOHN JIVIDEN

RE:      CODE OF ETHICS FOR INVESTMENT COMMITTEE MEMBERS

DATE:    OCTOBER 10, 1999


CAREFULLY REVIEW THE ATTACHED CODE OF ETHICS. REGULAR MONTHLY (OR QUARTERLY) STATEMENTS SHOULD BE SENT TO RANDY VALENTINE'S ATTENTION. MR. VALENTINE WILL MAINTAIN FILES FOR EACH OF YOU REGARDING PERSONAL SECURITIES TRANSACTIONS FOR 1999 AND OWNERSHIP IN PUBLIC COMPANIES IF APPLICABLE.

PLEASE COMPLETE FOR THE THIRD QUARTER OF 1999 BY 1.) INITIALING THIS DOCUMENT NEXT TO YOUR NAME. 2.) SIGNING AND DATING NEXT TO YOUR NAME ON THE PAGE AFTER THIS MEMORANDUM (PAGE 10) 3.) SIGNING AND DATING THE 1999 STATEMENT OF CERTIFICATION (PAGE 11) AND 4.) PASSING THE PACKET ON TO THE NEXT PERSON. THE LAST PERSON SHOULD RETURN TO MY ATTENTION FOR REVIEW AND FILING. PLEASE CALL ME AT 7313 IF QUESTIONS.

ACCESS PERSONS
----------------
Randy Valentine
Ed Neely
Cheryl Beirne
Ian Flores
David Nolan
Jay Thomas
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane

                                   MEMORANDUM


TO:      ONE VALLEY BANK, N.A. INVESTMENT COMMITTEE "ACCESS MEMBERS"

FROM:    JOHN JIVIDEN

RE:      CODE OF ETHICS FOR INVESTMENT COMMITTEE MEMBERS

DATE:    JANUARY 10, 2000


CAREFULLY REVIEW THE ATTACHED CODE OF ETHICS. REGULAR MONTHLY (OR QUARTERLY) STATEMENTS SHOULD BE SENT TO RANDY VALENTINE'S ATTENTION. MR. VALENTINE WILL MAINTAIN FILES FOR EACH OF YOU REGARDING PERSONAL SECURITIES TRANSACTIONS FOR 1999 AND OWNERSHIP IN PUBLIC COMPANIES IF APPLICABLE.

PLEASE COMPLETE FOR THE FOURTH QUARTER OF 1999 BY 1.) INITIALING THIS DOCUMENT NEXT TO YOUR NAME. 2.) SIGNING AND DATING NEXT TO YOUR NAME ON THE PAGE AFTER THIS MEMORANDUM. 3.) SIGNING AND DATING THE 1999 STATEMENT OF CERTIFICATION, AND 4.) PASSING THE PACKET ON TO THE NEXT PERSON. THE LAST PERSON SHOULD RETURN TO MY ATTENTION FOR REVIEW AND FILING. PLEASE CALL ME AT 7313 IF QUESTIONS.

ACCESS PERSONS
----------------
Randy Valentine
Ed Neely
Cheryl Beirne
Ian Flores
David Nolan
Jay Thomas
Stan Johnson
John Jividen
Steve Sears
Roger Kerr
Karen Setterstrom
Jay McClung
Scott Lane

                              ONE VALLEY BANK, N.A.

                                 CODE OF ETHICS

           1999 QUARTERLY REPORTS ON PERSONAL SECURITIES TRANSACTIONS


Each Access Person must report the name of any publicly-owned company (or any company anticipating a public offering of its equity securities) and the total number of its shares beneficially owned by him if such total ownership is more than 1/2 of 1% of the company's outstanding shares;

                                   APPENDIX I

                             INITIAL HOLDINGS REPORT
                            FOR ONE VALLEY BANK, N.A.

Name of Reporting Person:  ____________________________
Date Person Became Subject to the
 Code's Reporting Requirements: ________________________ [NOTE: Date person Information in Report Dated as of: _____________________ became subject and as Date Report Due:________________________________________ of date should be the
Date Report Submitted:  ________________________________  same.]

SECURITIES HOLDINGS
------------------------------------------------------------------------------------------------
   Name of Issuer and          No. of Shares      Principal Amount, Maturity Date and Interest
   Title of Security          (if applicable)     Rate (if applicable)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

If you have no securities holdings to report, please check here.  /  /

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

SECURITIES ACCOUNTS
------------------------------------------------------------------------------------------------
           Name of Broker, Dealer or Bank                    Name(s) on and Type of Account
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

If you have no securities accounts to report, please check here.  / /
I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES HOLDINGS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


--------------------------------------------------------------------------------
Signature                                                        Date

                                   APPENDIX II

                             ANNUAL HOLDINGS REPORT
                            FOR ONE VALLEY BANK, N.A.

Name of Reporting Person:______________________________
Information in Report Dated as of:_____________________  [NOTE: Information
Date Report Due: ______________________________________  should be dated no more
Date Report Submitted:_________________________________  than 30 days before
Calendar Year Ended: December 31, ____                   report issubmitted.]

SECURITIES HOLDINGS
------------------------------------------------------------------------------------------------
     Name of Issuer and           No. of Shares         Principal Amount, Maturity Date and
      Title of Security          (if applicable)           Interest Rate (if applicable)
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

If you have no securities holdings to report for the year, please check here. / /

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

SECURITIES ACCOUNTS
------------------------------------------------------------------------------------------------
   Name of Broker, Dealer or Bank         Date Account Was      Name(s) on and Type of Account
                                            Established
------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------

If you have no securities accounts to report for the year, please check here. / /

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


--------------------------------------------------------------------------------
Signature                                                     Date

                                  APPENDIX III
                QUARTERLY PERSONAL SECURITIES TRANSACTIONS REPORT
                            FOR ONE VALLEY BANK, N.A.

Name of Reporting Person:  ___________________________
Calendar Quarter Ended:    ___________________________
Date Report Due:           ___________________10, ____
Date Report Submitted:     ___________________________

SECURITIES TRANSACTIONS
---------------------------------------------------------------------------------------------------
                                            Principal
                                              Amount,                                 Name of
                 Name of      No. of       Maturity Date                           Broker, Dealer
                Issuer and    Shares           and                                    or Bank
    Date of      Title of      (if         Interest Rate      Type of               Effecting
  Transaction    Security   applicable)   (if applicable)   Transaction    Price   Transaction
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

If you have no securities transactions to report for the quarter, please check here. / /

If you do not want this report to be construed as an admission that you have beneficial ownership of one or more securities reported above, please describe below and indicate which securities are at issue.

SECURITIES ACCOUNTS
If you established a securities account during the quarter, please provide the following information:

---------------------------------------------------------------------------------------------------
       Name of Broker, Dealer or Bank          Date Account was         Name(s) on and Type of
                                                  Established                   Account
---------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------

If you did not establish a securities account during the quarter, please check here. / /

I CERTIFY THAT I HAVE INCLUDED ON THIS REPORT ALL SECURITIES TRANSACTIONS AND ACCOUNTS REQUIRED TO BE REPORTED PURSUANT TO THE CODE OF ETHICS.


--------------------------------------------------------------------------------
Signature                                                       Date

                                   APPENDIX IV
                            COMPLIANCE CERTIFICATION
                            FOR ONE VALLEY BANK, N.A.
--------------------------------------------------------------------------------

                              INITIAL CERTIFICATION

I CERTIFY THAT I:    (i) HAVE RECEIVED, READ AND REVIEWED THE FUND'S CODE OF ETHICS;
                     (ii) UNDERSTAND THE POLICIES AND PROCEDURES IN THE CODE;
                     (iii) RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES AND PROCEDURES;
                     (iv) UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                     (v) WILL FULLY COMPLY WITH THE FUND'S CODE OF ETHICS; AND
                     (vi) HAVE FULLY AND ACCURATELY COMPLETED THIS CERTIFICATE.

Signature:

Name: _______________________________ (Please print)
Date Submitted: ________________
Date Due: ________________

--------------------------------------------------------------------------------

                              ANNUAL CERTIFICATION

I CERTIFY THAT I:    (i) HAVE RECEIVED, READ AND REVIEWED THE FUND'S CODE OF ETHICS;
                     (ii) UNDERSTAND THE POLICIES AND PROCEDURES IN THE CODE;
                     (iii) RECOGNIZE THAT I AM SUBJECT TO SUCH POLICIES AND PROCEDURES;
                     (iv) UNDERSTAND THE PENALTIES FOR NON-COMPLIANCE;
                     (v) HAVE COMPLIED WITH THE FUND'S CODE OF ETHICS AND ANY APPLICABLE REPORTING
                         REQUIREMENTS DURING THIS PAST YEAR;
                     (vi) HAVE FULLY DISCLOSED ANY EXCEPTIONS TO MY COMPLIANCE WITH THE CODE BELOW;
                     (vii) WILL FULLY COMPLY WITH THE FUND'S CODE OF ETHICS; AND
                     (viii) HAVE FULLY AND ACCURATELY COMPLETED THIS CERTIFICATE.

EXCEPTION(S):


Signature:

Name: _______________________________ (Please print)
Date Submitted: ________________
Date Due: ________________